Exhibit 10.1





                          SECURITIES PURCHASE AGREEMENT

                          dated as of December 12, 2003



                                     between



                           CONTANGO OIL & GAS COMPANY



                                       and



                     THE PURCHASERS NAMED IN THIS AGREEMENT











      Up to 2,000 Shares of Series C Cumulative Convertible Preferred Stock




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                                TABLE OF CONTENTS

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1.       Agreement to Purchase Securities........................................................................1


2.       Closing.................................................................................................1


3.       Purchasers' Representations and Warranties..............................................................1

         3.1      Investment Intent..............................................................................1
         3.2      Access to Information..........................................................................2
         3.3      Accredited Investor............................................................................2
         3.4      Knowledge and Experience.......................................................................2
         3.5      Suitability....................................................................................2
         3.6      Ability to Bear Risk of Loss...................................................................2
         3.7      Non-Registered Securities......................................................................2
         3.8      Truth and Accuracy.............................................................................2
         3.9      Authority......................................................................................3
         3.10     No Violation...................................................................................3
         3.11     Enforceability.................................................................................3
         3.12     Reliance on Own Advisers.......................................................................3
         3.13     Scope of Business..............................................................................3
         3.14     Brokers or Finders.............................................................................3
         3.15     Short Sales....................................................................................3

4.       Issuer's Representations and Warranties.................................................................4

         4.1      Corporate Existence; Authority.................................................................4
         4.2      Enforceability.................................................................................4
         4.3      Capitalization.................................................................................4
         4.4      No Conflicts...................................................................................5
         4.5      SEC Documents..................................................................................5
         4.6      Litigation.....................................................................................5
         4.7      No Material Adverse Change.....................................................................5
         4.8      Environmental Matters..........................................................................5
         4.9      Truth and Accuracy.............................................................................6
         4.10     Compliance with Laws, Other Instruments........................................................6
         4.11     Observance of Agreements, Statutes and Orders..................................................6
         4.12     Brokers or Finders.............................................................................7

5.       Conditions of Purchasers' Obligations at Closing........................................................7

         5.1      Representations and Warranties.................................................................7
         5.2      Performance....................................................................................7
         5.3      Proceedings and Documents......................................................................7
         5.4      Opinion of Issuer Counsel......................................................................7
         5.5      Reservation of Converted Shares................................................................7
         5.6      Consents, Permits, and Waivers.................................................................7
         5.7      Secretary's Certificate........................................................................7

6.       Conditions of the Issuer's Obligations at Closing.......................................................8

         6.1      Representations and Warranties.................................................................8
         6.2      Payment of Purchase Price......................................................................8
         6.3      Qualifications.................................................................................8

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                          TABLE OF CONTENTS (continued)

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7.       Restrictions on Transfer................................................................................8

         7.1      Resale Restrictions............................................................................8
         7.2      Restrictive Legend.............................................................................8
         7.3      Illiquid Investment............................................................................9

8.       Registration of the Converted Shares; Compliance with the Securities Act................................9

         8.1      Registration Procedures and Other Matters......................................................9
         8.2      Transfer of Shares After Registration; Suspension.............................................10
         8.3      Indemnification...............................................................................12
         8.4      Termination of Conditions and Obligations.....................................................15

9.       Notices................................................................................................15


10.      Reliance...............................................................................................16


11.      Miscellaneous..........................................................................................16

         11.1     Survival......................................................................................16
         11.2     Assignment....................................................................................16
         11.3     Execution and Delivery of Agreement...........................................................16
         11.4     Titles........................................................................................16
         11.5     Severability..................................................................................16
         11.6     Entire Agreement..............................................................................16
         11.7     Waiver and Amendment..........................................................................17
         11.8     Counterparts..................................................................................17
         11.9     Governing Law.................................................................................17
         11.10    Attorney's Fees...............................................................................17
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                          TABLE OF CONTENTS (continued)

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Schedules

1        .........List of Purchasers
4.3(d)   .........Outstanding Subscriptions, Options, Warrants, Convertible Securities, etc.
4.3(e)   .........Third Party Registration Rights


Exhibits

A        .........Accredited Investor Certificate
B        .........Certificate of Designations of Series C Cumulative Convertible Preferred Stock
C        .........Opinion of Morgan, Lewis & Bockius LLP

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                          SECURITIES PURCHASE AGREEMENT

         This SECURITIES PURCHASE AGREEMENT ("Agreement") is made and entered into as of the 12th day of December, 2003, by and between Contango Oil & Gas Company, a Delaware corporation (the "Issuer"), and each of the persons listed on Schedule 1 attached to this Agreement (each a "Purchaser" and collectively the "Purchasers").

         WHEREAS, the Issuer desires to issue and to sell to the Purchasers, and the Purchasers desire to purchase from the Issuer, the Series C Preferred Stock (as hereinafter defined), all in accordance with the terms and provisions of this Agreement; and

         NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants herein contained, the parties hereto hereby agree as follows:

     1. Agreement to Purchase Securities. Subject to the terms and conditions hereinafter set forth in this Agreement, each Purchaser hereby agrees severally and not jointly to purchase at the Closing, and the issuer agrees to sell and issue to each Purchaser at the Closing at a price of $5,000 per share, the number of shares of the Issuer's Series C Cumulative Convertible Preferred Stock, par value $0.04 per share (the "Series C Preferred Stock"), shown opposite such Purchaser's name on Schedule 1, for an aggregate purchase price (the "Purchase Price") to be paid by such Purchaser in the amount shown opposite such Purchaser's name on Schedule 1. The shares of the Issuer's common stock, par value $0.04 per share (the "Common Stock"), that may be issued upon conversion of the Series C Preferred Stock as contemplated by the Designations Certificate (as defined below) are referred to herein as the "Converted Shares", and the Series C Preferred Stock and the Converted Shares are collectively referred to herein as the "Securities".

     2. Closing. Subject to the satisfaction or waiver of the conditions in this Agreement, the purchase and sale of the Series C Preferred Stock shall take place at the offices of the Issuer at 3700 Buffalo Speedway, Suite 960, Houston, Texas 77098, at 10:00 a.m. (local time), on December 12, 2003, or at such other time and place as the Issuer and the Purchasers acquiring, in the aggregate, a majority of the shares of Series C Preferred Stock to be sold pursuant to this Agreement agree upon orally or in writing (which time and date are designated as the "Closing"). At the Closing, the Issuer shall deliver to each Purchaser a certificate representing the shares of Series C Preferred Stock that such Purchaser is purchasing in the name and to the address specified by each Purchaser on Schedule 1 against payment of the Purchase Price therefor by wire transfer of immediately available funds.

     3. Purchasers' Representations and Warranties. Each Purchaser hereby represents and warrants to the Issuer that:

          3.1 Investment Intent. Such Purchaser is acquiring the Securities solely for the Purchaser's own account for investment purposes, and not with a view to, or for offer or sale in connection with, any distribution of the Securities in violation of the Securities Act of 1933, as amended (the "Securities Act"). By such representation, such Purchaser means that no other person has a beneficial interest in the Securities, and that no other person has furnished or will furnish directly or indirectly, any part of or guarantee the payment of any part of the consideration to be paid by such Purchaser to the Issuer in connection therewith. Such Purchaser does not intend to dispose of all or any part of the Securities except in compliance with the provisions of the Securities Act and applicable state securities laws, and understands that the Securities are being offered pursuant to a specific exemption under the provisions of the Securities Act, which exemption(s) depends, among other things, upon compliance with the provisions of the Securities Act.

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          3.2 Access to  Information.  Such Purchaser has received a copy of the
     Issuer's annual report on Form 10-KSB for the year ended June 30, 2003 (the "Annual Report") and quarterly report on Form 10-Q for the quarter ended
     September  30,  2003  (the  "Quarterly   Report")  and  has  reviewed  them
     carefully, including the risk factors set forth therein. In addition, the Purchaser has received and reviewed a copy of the Issuer's proxy statement for its annual meeting of stockholders held on November 7, 2003 (the "Proxy Statement"). If desired, the Purchaser has also sought and obtained from management of the Issuer such additional information concerning the business, management and financial affairs of the Issuer as the Purchaser has deemed necessary or appropriate in evaluating an investment in the Issuer and determining whether or not to purchase the Securities.

          3.3 Accredited Investor. By completing the Accredited Investor Certification attached as Exhibit A, such Purchaser represents and warrants that it is an accredited investor, as defined by Rule 501(a) of Regulation D under the Securities Act.

          3.4 Knowledge and Experience. Such Purchaser is experienced in evaluating and investing in the securities of businesses in the development stage, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Securities and of protecting its interests in connection with an acquisition of the Securities.

          3.5 Suitability. Such Purchaser has carefully considered, and has, to the extent the Purchaser deems it necessary, discussed with the Purchaser's own professional legal, tax and financial advisers the suitability of an investment in the Securities for the Purchaser's particular tax and financial situation, and the Purchaser has determined that the Securities are a suitable investment for the Purchaser.

          3.6 Ability to Bear Risk of Loss. Such Purchaser is financially able to hold the Securities subject to restrictions on transfer for an indefinite period of time, and is capable of bearing the economic risk of losing up to the entire amount of its investment in the Securities.

          3.7 Non-Registered Securities. Such Purchaser acknowledges that the offer and sale of the Securities have not been registered under the
     Securities Act or any state securities laws and the Securities may be resold only if registered pursuant to the provisions thereunder or if an exemption from registration is available. Such Purchaser understands that the offer and sale of the Securities is intended to be exempt from registration under the Securities Act, based, in part, upon the representations, warranties and agreements of such Purchaser contained in this Agreement.

          3.8 Truth and Accuracy. All representations and warranties made by such Purchaser in this Agreement are true and accurate as of the date hereof and shall be true and accurate as of the date the Issuer issues the Securities. If at any time prior to the issuance of the Securities any representation or warranty shall not be true and accurate in any respect, such Purchaser shall so notify the Issuer.

          3.9 Authority. The individual(s) executing and delivering this Agreement on behalf of such Purchaser have been duly authorized to execute and deliver this Agreement on behalf of such Purchaser, the signature of such individual(s) is binding upon such Purchaser, such Purchaser is duly organized and subsisting under the laws of the jurisdiction in which it was organized, and such Purchaser was not formed for the specific purpose of acquiring the Securities.

          3.10 No Violation. The execution and delivery of this Agreement and the consummation of the transactions or performance of the obligations contemplated by this Agreement do not and will not violate any term of such Purchaser's organizational documents.

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          3.11  Enforceability.  Such  Purchaser has duly executed and delivered this Agreement and (subject to its execution by the Issuer) it constitutes a valid and binding agreement of such Purchaser enforceable in accordance with its terms against such Purchaser, except as such enforceability may be limited by principles of public policy, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

          3.12 Reliance on Own Advisers. In connection with such Purchaser's investment in the Securities, such Purchaser has not relied upon the Issuer or its advisers for legal or tax advice, and has, if desired, in all cases sought the advice of such Purchaser's own legal counsel and tax advisers.

          3.13 Scope of Business. Such Purchaser has been advised and understands that the Issuer will be exposed to numerous investment opportunities in all areas of the oil and gas industry and may therefore pursue various types of transactions and opportunities, even if they do not fit within the primary focus of the Issuer's current business plan. For example, such transactions could include sales of all or substantially all of the Issuer's assets and such opportunities could include international investments and downstream investments in oil and gas service companies, pipelines, and gas processing and gas storage facilities.

          3.14 Brokers or Finders. Such Purchaser has not dealt with any broker or finder other than Energy Capital Solutions LLC in connection with the transactions contemplated by the Agreement, and has not incurred, and shall not incur, directly or indirectly, any liability for any brokerage or finders' fees or agents commissions or any similar charges in connection with the transactions contemplated by the Agreement.

          3.15 Short Sales. As of the date of this Agreement, such Purchaser and its affiliates do not have, and during the 30 day period prior to the date of this Agreement such Purchaser and its affiliates have not entered into, any "put equivalent position" as such term is defined in Rule 16a-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or short sale positions with respect to the Common Stock of the Issuer. Until the registration statement referred to in Section 8.1 is declared effective, the Purchaser hereby agrees not to, and will cause its affiliates not to, enter into any such "put equivalent position" or short sale position.

     4. Issuer's Representations and Warranties. The Issuer hereby represents and warrants to the Purchasers that:

          4.1 Corporate Existence; Authority. The Issuer is a corporation duly organized, validly existing and in good standing under the laws of Delaware, and it has all requisite power and authority to carry on its business as it is being conducted. The individual executing and delivering this Agreement on behalf of the Issuer has been duly authorized to execute and deliver this Agreement on behalf of the Issuer, and the signature of such individual is binding upon the Issuer.

          4.2 Enforceability. The Issuer has duly executed and delivered this Agreement and (subject to its execution by the Purchasers) it constitutes a valid and binding agreement of the Issuer enforceable in accordance with its terms against the Issuer, except as such enforceability may be limited by principles of public policy, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

          4.3 Capitalization. The authorized capital of the Issuer consists, or will consist immediately prior to the Closing, of:

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               (a) Preferred  Stock.  5,000,000  shares of Preferred  Stock, par value $0.04 per share, of which (i) 5,000 shares have been designated Series A Convertible Preferred Stock, par value $0.04 per share (the
          "Series  A   Preferred   Stock"),   2,500  of  which  are  issued  and
          outstanding,   (ii)  10,000  shares  have  been  designated  Series  B
          Convertible Preferred Stock, par value $0.04 per share (the "Series B Preferred Stock"), 5,000 of which are issued or outstanding, and (iii) 4,000 shares have been designated Series C Preferred Stock, none of which are issued and outstanding and up to 2,000 shares of which will be sold pursuant to this Agreement.

               (b) Common Stock. 50,000,000 shares of Common Stock of which 9,321,471 shares are issued and outstanding on the date of this Agreement.

               (c) All of the outstanding shares of Common Stock of the Issuer have been duly and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights. The Series C Preferred Stock has been duly authorized and when issued and delivered to the Purchasers against payment therefor as provided by this Agreement, will be validly issued, fully paid and non-assessable, shall have the rights and preferences set forth in the Certificate of Designations of Series C Preferred Stock attached hereto as Exhibit B (the "Designations Certificate") and the issuance of such Series C Preferred Stock will not be subject to any preemptive or similar rights. If and when issued, the Converted Shares will have been duly authorized, reserved for issuance and, when issued and delivered to the Purchasers against payment therefor as provided by herein, will be validly issued, fully paid and non-assessable, and the issuance of such Converted Shares will not be subject to any preemptive or similar rights.

               (d) Prior to giving effect to the transactions set forth herein, there are no outstanding subscriptions, options, warrants, convertible securities, calls, commitments, agreements or rights to purchase or otherwise acquire from the Issuer any shares of, or any securities convertible into, the capital stock of the Issuer except as set forth on Schedule 4.3(d).

               (e) Except as set forth on Schedule 4.3(e), no stockholders of the Issuer have any right to require the registration of any securities of the Issuer or to participate in any such registration.

          4.4 No Conflicts. The issuance and sale of the Securities to the Purchasers as contemplated hereby and the performance of this Agreement will not violate or conflict with the Issuer's Certificate of Incorporation or Bylaws or any agreements to which the Issuer is a party or by which it is otherwise bound or, to the Issuer's knowledge, any statute, rule or regulation (federal, state, local or foreign) to which it is subject.

          4.5 SEC Documents. The Issuer has provided the Annual Report, the Quarterly Report and the Proxy Statement to the Purchasers. As of the date hereof, the Annual Report, the Quarterly Report and the Proxy Statement do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Issuer included in the Annual Report and the Quarterly Report financial statements dated as of September 30, 2003 heretofore delivered to the Purchasers, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the financial position of the Issuer as of the dates thereof and the results of its operations and cash flows for the periods then ended. The Issuer has included in the Annual Report a list of all material agreements, contracts and other documents that it reasonably believes are required to be filed as exhibits to the Annual Report.

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          4.6 Litigation.  There is no litigation or other legal, administrative or governmental proceeding pending or, to the knowledge of the Issuer, threatened against or relating to the Issuer or its properties or business, that if determined adversely to the Issuer may reasonably be expected to have a material adverse effect on the present or future operations or financial condition of the Issuer.

          4.7 No Material Adverse Change. Since the date of the Quarterly Report, there has not been any material adverse change in the business, operations, properties, prospects, assets, or condition of the Issuer, and no event has occurred or circumstance exists that may result in such a material adverse change.

          4.8 Environmental Matters.

               (a) Except as would not be reasonably likely to have a material adverse effect change in the business, operations, properties, prospects, assets, or condition of the Issuer: (i) to Issuer's knowledge, Issuer has complied with all applicable Environmental Laws (as defined in Section 4.8(b)); (ii) to Issuer's knowledge, Issuer is not subject to liability for any Hazardous Substance disposal or contamination on any third party property; (iii) to Issuer's knowledge, Issuer has not been associated with any release or threat of release of any Hazardous Substance; (v) Issuer has not received any notice, demand, letter, claim or request for information alleging that Issuer may be in violation of or liable under any Environmental Law;
          (vi) Issuer is not subject to any orders, decrees, injunctions or other arrangements with any governmental entity or is subject to any indemnity or other agreement with any third party relating to liability under any Environmental Law or relating to Hazardous Substances; and (vii) there are no circumstances or conditions involving Issuer that could reasonably be expected to result in any claims, liability, investigations, costs or restrictions on the ownership, use or transfer of any property of Issuer pursuant to any Environmental Law.

               (b) For purposes of this Agreement, the term "Environmental Law" means any federal, state, local or foreign law, regulation, order, decree, permit, authorization, opinion, common law or agency requirement relating to: (A) the protection, investigation or restoration of the environment, health and safety, or natural resources, (B) the handling, use, presence, disposal, release or threatened release of any Hazardous Substance or (C) noise, odor, wetlands, pollution, contamination or any injury or threat of injury to persons or property.

               (c) For purposes of this Agreement, the term "Hazardous Substance" means any substance that is: (A) listed, classified or regulated pursuant to any Environmental Law; (B) any petroleum product or by-product, asbestos-containing material, lead-containing paint or plumbing, polychlorinated biphenyls, radioactive materials or radon; or (C) any other substance which is the subject of regulatory action by any governmental entity pursuant to any Environmental Law.

          4.9 Truth and Accuracy. All representations and warranties made by the Issuer in this Agreement are true and accurate as of the date hereof and shall be true and accurate as of the date the Issuer issues the Securities. If at any time prior to the issuance of any of the Securities any representation or warranty shall not be true and accurate in any respect, the Issuer shall so notify the Purchasers.

          4.10 Compliance with Laws, Other Instruments. The execution, delivery and performance by the Issuer of this agreement will not (a) contravene, result in any breach of, or constitute a default under or result in the creation of any lien in respect of any property of the Issuer under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or bylaws, or any other material agreement or instrument to which the Issuer is bound or by which the Issuer or any of its respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or

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     governmental  authority  applicable  to  the  Issuer  or  (c)  violate  any provision of any statute or other rule or regulation of any governmental authority applicable to the Issuer.

          4.11 Observance of Agreements, Statutes and Orders. The Issuer is not in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or governmental authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation environmental laws) of any governmental authority which default or violation could have a material adverse effect upon the business or operations of the Issuer.

          4.12 Brokers or Finders. Except for Energy Capital Solutions LLC (which has acted as a finder for the transactions contemplated by the Agreement), the Issuer has not dealt with any broker or finder in connection with the transactions contemplated by the Agreement, and except for certain fees and expenses payable by the Issuer to Energy Capital Solutions LLC, the Issuer has not incurred, and shall not incur, directly or indirectly, any liability for any brokerage of finders' fees or agents commissions or any similar charges in connection with the transactions contemplated by the Agreement.

     5. Conditions of Purchasers' Obligations at Closing. The obligations of each Purchaser under Section 1 and Section 2 are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against any Purchaser who does not consent in writing to such waiver:

          5.1 Representations and Warranties. The representations and warranties of the Issuer contained in Section 4 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing (other than representations and warranties that relate only to a certain date, which shall be true as of such date).

          5.2 Performance. The Issuer shall have performed and complied with the covenants and agreements in this Agreement that are required to be performed or complied with by it on or before the Closing.

          5.3 Proceedings and Documents. All corporate and other proceedings in connection with the Agreement contemplated to be effected at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to Purchasers' counsel, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

          5.4 Opinion of Issuer Counsel. Each Purchaser shall have received from Morgan, Lewis & Bockius LLP, counsel for the Issuer, an opinion, dated as of the Closing, substantially in the form of Exhibit C.

          5.5 Reservation of Converted Shares. The Converted Shares issuable upon conversion of the Series C Preferred Stock shall have been duly authorized and reserved for issuance upon such conversion.

          5.6 Consents, Permits, and Waivers. The Issuer shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement.

          5.7 Secretary's Certificate. Purchasers shall have received from the Issuer's Secretary or Assistant Secretary, a certificate having attached thereto (i) the Certificate of Incorporation as in effect at the time of the Closing, (ii) the Issuer's Bylaws as in effect at the time of the Closing,

     (iii) resolutions approved by the Board of Directors authorizing the transactions contemplated hereby, and (iv) good standing certificates (including tax good standing) with respect to the Issuer from the applicable authorities in Delaware and Texas.

     6. Conditions of the Issuer's Obligations at Closing. The obligations of the Issuer to each Purchaser under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

          6.1 Representations and Warranties. The representations and warranties of the Purchaser contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          6.2 Payment of Purchase Price. Such Purchaser shall have delivered the Purchase Price specified in Section 1, and the Purchasers shall have delivered Purchase Prices equal to at least $6 million in aggregate principal amount.

          6.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

     7. Restrictions on Transfer.

          7.1 Resale Restrictions. The Purchasers understand that the offer and sale of the Securities to the Purchasers have not been registered under the Securities Act or under any state laws. Each Purchaser agrees not to offer, sell or otherwise transfer the Securities, or any interest in the Securities, unless (i) the offer and sale is registered under the Securities Act, the Securities may be sold in accordance with the applicable requirements and limitations of Rule 144 under the Securities Act and any applicable state laws and, if the Issuer reasonably requests, such Purchaser delivers to the Issuer an opinion of counsel to such effect, or such Purchaser delivers to the Issuer an opinion of counsel reasonably satisfactory to the Issuer that the offer and sale is otherwise exempt from Securities Act registration. Notwithstanding the foregoing subsections (ii) and (iii), no opinion shall be required for transfers by a Purchaser to its affiliates.

          7.2 Restrictive Legend.  Each Purchaser  understands and agrees that a
     legend  in  substantially   the  following  form  will  be  placed  on  the
     certificates or other documents representing the Securities:

         "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS (i) THE OFFER AND SALE IS REGISTERED UNDER THE SECURITIES ACT, OR (ii) THE OFFER AND SALE IS EXEMPT FROM SECURITIES ACT REGISTRATION AND THE TERMS OF SECTION 7.1 OF THE SECURITIES PURCHASE AGREEMENT PURSUANT TO WHICH THE SECURITIES WERE ORIGINALLY PURCHASED HAVE BEEN COMPLIED WITH. (A COPY OF THE SECURITIES PURCHASE AGREEMENT IS ON FILE AT THE CORPORATE OFFICE OF THE CORPORATION.)"

          7.3 Illiquid Investment. Each Purchaser acknowledges that it must bear the economic risk of its investment in the Securities for an indefinite period of time, until such time as the Securities are registered or an exemption from registration is available. Each Purchaser acknowledges that the soonest that the Rule 144 exemption from registration could become available would be after such Purchaser has paid for and held the Securities for one year.

     8.  Registration  of the Converted  Shares;  Compliance with the Securities
Act.

          8.1  Registration  Procedures  and Other  Matters.  The Issuer  shall:

               (a) subject to receipt of necessary information from the Purchasers after prompt request from the Issuer to the Purchasers to provide such information, promptly following the Closing but no later than 60 days after the Closing (the "Filing Date"), prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-3 or such other successor form (except that if the Issuer is not then eligible to register for resale the Converted Shares on Form S-3, in which case such registration shall be on Form S-1 or any successor form) (a "Registration Statement") to enable the resale of the Converted Shares, by the Purchasers or their transferees from time to time over the American Stock Exchange or in privately-negotiated transactions. No Purchaser may include any Converted Share in the Registration Statement pursuant to this Agreement unless such Purchaser furnishes to the Issuer in writing within five business days after receipt of request therefor, such requested information;

               (b) use commercially reasonable efforts, subject to receipt of necessary information from the Purchasers after prompt request from the Issuer to the Purchasers to provide such information, to cause the Registration Statement to become effective as soon as practicable;

               (c) use its commercially reasonable efforts to cause such Registration Statement to remain continuously effective and prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith (the "Prospectus") (and the applicable Exchange Act reports incorporated therein by reference, so filed on a timely basis) as may be necessary to keep the Registration Statement current, effective and free from any material misstatement or omission to state a material fact for a period ending on the date that is, with respect to each Purchaser's Converted Shares purchased hereunder, the earlier of (i) the date on which the Purchaser may sell all Converted Shares then held by the Purchaser without restriction under Rule 144(k), or (ii) such time as all Converted Shares purchased by such Purchaser in this Offering have been sold pursuant to a registration statement;

               (d) so long as a Purchaser holds Converted Shares, provide copies to and permit single legal counsel designated by the Purchasers to review the Registration Statement and all amendments and supplements thereto, no fewer than three business days prior to their filing with the SEC, and not file any Registration Statement, amendment or supplement thereto to which a holder of the Converted Shares reasonably objects in writing within such three business day period;

               (e) furnish to the Purchasers with respect to the Converted Shares registered under the Registration Statement such number of copies of the Registration Statement, Prospectuses and preliminary Prospectuses ("Preliminary Prospectuses" and individually, "Preliminary Prospectus") in conformity with the requirements of the Securities Act and such other documents as the Purchasers may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Converted Shares by the Purchasers; provided, however, that the obligation of the Issuer to deliver copies of Prospectuses or Preliminary Prospectuses to the Purchasers shall be subject to the receipt by the Issuer of reasonable assurances from the Purchasers that the Purchasers will comply with the applicable prospectus delivery requirements under the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such Prospectuses or Preliminary Prospectuses;

               (f) file documents required of the Issuer for normal blue sky clearance in states specified in writing by the Purchasers and use its commercially reasonable efforts to maintain such blue sky qualifications during the period the Issuer is required to maintain the effectiveness of the Registration Statement pursuant to Section 8.1(b); provided, however, that the Issuer shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

               (g) promptly notify the Purchasers after it receives notice of the time when the Registration Statement has been declared effective by the SEC, or when a supplement or amendment to any Registration Statement has been filed with the SEC; and

               (h) advise the Purchasers, promptly: (a) after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued; and (b) at any time when a Prospectus relating to Converted Shares is required to be delivered under the Securities Act, upon discovery that, or upon the happening of an event as a result of which, the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

     8.2 Transfer of Shares After Registration; Suspension.

               (a) Each Purchaser agrees that it will not effect any disposition of the Converted Shares that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in Section 8.1 and as described below or as otherwise permitted by law, and that it will promptly notify the Issuer in writing of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution.

               (b) Except in the event that paragraph (c) below applies, the Issuer shall if deemed necessary by the Issuer, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by
          reference   or  file  any  other   required   document  so  that  such
          Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and so that, as thereafter delivered to purchasers of the Converted Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) provide the Purchasers copies of any documents filed pursuant to
          Section 8.2(b)(i), and (iii) inform each Purchaser that the Issuer has complied with its obligations in Section 8.2(b)(i) (or that, if the Issuer has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Issuer will notify the Purchasers to that effect, will use its commercially reasonable efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Purchaser pursuant to Section 8.2(b)(i) hereof when the amendment has become effective).

               (c) In the event (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Issuer of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Converted Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) of any event or circumstance which, upon the advice of its counsel, necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, then the Issuer shall promptly deliver a certificate in writing to the Purchasers (the "Suspension Notice") to the effect of the foregoing and, upon receipt of such Suspension Notice, the Purchasers will refrain from selling any Converted Shares pursuant to the Registration Statement (a "Suspension") until the Purchasers' receipt of copies of a supplemented or amended Prospectus prepared and filed by the Issuer, or until the Purchasers are advised in writing by the Issuer that the current Prospectus may be used, and have received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Issuer will use its commercially reasonable efforts to cause the use of the Prospectus so suspended to be resumed as promptly as possible after the delivery of a Suspension Notice to the Purchasers.

               (d) Provided that a Suspension is not then in effect, the Purchasers may sell Converted Shares under the Registration Statement in the manner set forth under the caption "Plan of Distribution" in the Prospectus, provided that each arranges for delivery of a current Prospectus to the transferee of such Converted Shares. Upon receipt of a request therefor, the Issuer has agreed to provide an adequate number of current Prospectuses to the Purchasers and to supply copies to any other parties requiring such Prospectuses.

     8.3 Indemnification. For the purpose of this Section 8.3:

               (i) the term "Selling Stockholder" shall include the Purchasers and their respective affiliates;

               (ii) the term "Registration Statement" shall include the Prospectus in the form first filed with the SEC pursuant to Rule 424(b) of the Securities Act or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required, any exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 8.1; and

               (iii) the term "untrue statement" shall include any untrue statement or alleged untrue statement of a material fact in the Registration Statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (a) The Issuer agrees to indemnify and hold harmless each Selling Stockholder and its officers, directors, members and their respective successors and assigns (collectively, the "Selling Stockholder Indemnified Parties") from and against any third party losses, claims, damages or liabilities to which such Selling Stockholder Indemnified Parties may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any breach of the representations or warranties of the Issuer contained herein, or failure to comply with the covenants and agreements of the Issuer contained herein,
     (ii) any untrue statement of a material fact contained in the Registration Statement as amended at the time of effectiveness or any omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or (iii) any failure by the Issuer to fulfill any undertaking included in the Registration Statement as amended at the time of effectiveness, and the Issuer will reimburse such Selling Stockholder Indemnified Parties for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, provided, however, that the Issuer shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of such Selling Stockholder Indemnified Parties specifically for use in preparation of the Registration Statement, a breach of any representations or warranties made by such Selling Stockholder herein, or the failure of such Selling Stockholder Indemnified Parties to comply with its covenants and agreements contained in this Agreement hereof or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Selling Stockholder Indemnified Party prior to the pertinent sale or sales by the Selling
     Stockholder Indemnified Party. The Issuer shall reimburse each Selling Stockholder Indemnified Party for the amounts provided for herein on demand as such expenses are incurred.

          (b) Each Purchaser agrees to indemnify and hold harmless the Issuer (and each person, if any, who controls the Issuer within the meaning of
     Section 15 of the Securities Act, each officer of the Issuer who signs the Registration Statement and each director of the Issuer) from and against any third party losses, claims, damages or liabilities to which the Issuer (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any breach of the representations and warranties of such Purchaser contained herein, (ii) any failure to comply with the covenants and agreements of such Purchaser contained herein, or
     (iii) any untrue statement of a material fact contained in the Registration Statement or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading if such untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of such Purchaser specifically for use in preparation of the Registration Statement, and such Purchaser will reimburse the Issuer (or such officer, director or controlling person), as the case maybe, for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that such Purchaser's obligation to indemnify the Issuer or any other persons hereunder shall be limited to the amount by which the net amount received by such Purchaser from the sale of the Converted Shares to which such loss relates exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue statement or omission, provided further that, with respect to any indemnification obligation arising under clause (iii) of this paragraph (b), such obligation shall be limited to the net amount received by such Purchaser from the sale of the Converted Shares included in the Registration Statement in question.

          (c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 8.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying person will not relieve it from any liability which it may have to any indemnified person under this Section 8.3 (except to the extent that such omission materially and adversely affects the indemnifying person's ability to defend such action) or from any liability otherwise than under this Section 8.3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified person promptly after receiving the aforesaid notice from such indemnified person, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

          (d) If the indemnification provided for in this Section 8.3 is unavailable to or insufficient to hold harmless an indemnified person under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying person shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Issuer on the one hand and the Purchaser(s) on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Issuer on the one hand or the Purchaser(s) on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Issuer and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection
     (d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified person as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), a Purchaser shall not be required to contribute any amount in excess of the amount by which the net amount received by such Purchaser from the sale of the Converted Shares to which such loss relates exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each Purchaser's obligations in this subsection to contribute shall be in proportion to its sale of Converted Shares to which such loss relates and shall not be joint with any other Selling Stockholders.

          (e) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 8.3, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section
     8.3 fairly allocate the risks in light of the ability of the parties to investigate the Issuer and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act. The parties are advised that federal or state public policy as interpreted by the courts in certain jurisdictions may be contrary to certain of the provisions of this Section 8.3, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 8.3 and further agree not to attempt to assert any such defense.

          8.4 Termination of Conditions and Obligations. The conditions precedent imposed by this Agreement upon the transferability of the Converted Shares, shall cease and terminate as to any particular Converted Shares when such Converted Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering the Converted Shares or at such time as an opinion of counsel reasonably satisfactory to the Issuer shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

     9. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within the United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, (iv) if delivered by facsimile, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

                                 (a) if to the Issuer, to:

                                    Contango Oil & Gas Company
                                    3700 Buffalo Speedway, Suite 960
                                    Houston, TX  77098
                                    Tel:    (713) 960-1901
                                    Fax:    (713) 960-1065

                                 (b) with a copy to:

                                    Morgan, Lewis & Bockius LLP
                                    300 S. Grand Avenue, Suite 2200
                                    Los Angeles, CA  90071
                                    Attn:  Richard A. Shortz
                                    Tel:    (213) 612-2526
                                    Fax:    (213) 612-2554

                                (c) if to a Purchaser, at its address on
                                    Schedule 1 attached hereto, or at such other address or addresses as may have been furnished to the Issuer in writing

                                (d) with a copy to:

                                    Energy Capital Solutions, LLC
                                    2651 North Harwood
                                    410 Rolex Bldg.
                                    Dallas, TX  75201

                                    and

                                    Patton Boggs LLP
                                    2001 Ross Avenue, Suite 3000
                                    Dallas, TX 75201
                                    Attn:  Fred A. Stovall
                                    Tel:    (214) 758-1500
                                    Fax:    (214) 758-1550

     10. Reliance. Each Purchaser and the Issuer understand and agree that the other party and its respective officers, directors, employees and agents may, and will, rely on the accuracy of the other party's respective representations and warranties in this Agreement to establish compliance with applicable securities laws. Each Purchaser and the Issuer agree to indemnify and hold harmless all such parties against all losses, claims, costs, expenses and damages or liabilities which they may suffer or incur caused or arising from their reliance on such representations and warranties.

     11. Miscellaneous.

          11.1 Survival. The representations and warranties made in this Agreement shall survive the closing of the transactions contemplated by this Agreement.

          11.2 Assignment. This Agreement is not transferable or assignable, except that the rights of the Purchasers set forth in Section 8 hereof shall be transferable by a Purchaser to its affiliate.

          11.3 Execution and Delivery of Agreement. The Issuer shall be entitled to rely on delivery by facsimile transmission of an executed copy of this Agreement, and acceptance by the Issuer of such facsimile copy shall create a valid and binding agreement between the Purchaser and the Issuer.

          11.4 Titles. The titles of the sections and subsections of this Agreement are for the convenience of reference only and are not to be considered in construing this Agreement.

          11.5  Severability.   The  invalidity  or   unenforceability   of  any
     particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

          11.6 Entire Agreement. This Agreement constitutes the entire agreement and understanding between the parties with respect to the subject matters herein and supersedes and replaces any prior agreements and understandings, whether oral or written, between them with respect to such matters.

          11.7 Waiver and Amendment. Except as otherwise provided herein, the provisions of this Agreement may be waived, altered, amended or repealed, in whole or in part, only upon the mutual written agreement of the Issuer and Purchasers acquiring in the aggregate a majority of the Series C Preferred Stock purchased pursuant to this Agreement.

          11.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

          11.9 Governing Law. This Agreement is governed by and shall be construed in accordance with the laws of the State of Delaware.

          11.10 Attorney's Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorney's fees (including any fees incurred in any appeal) in addition to its costs and expenses and any other available remedy.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above mentioned.

                                     ISSUER:

                               CONTANGO OIL & GAS COMPANY



                               By:   /s/ Kenneth R. Peak
                                   ------------------------------------------
                               Name:    Kenneth R. Peak
                               Title:   President and Chief Executive Officer

                                   PURCHASER:



                               By:
                                  -------------------------------------------
                               Name:
                               Title:


                [Signature Page to Securities Purchase Agreement]





                                   SCHEDULE 1

                               LIST OF PURCHASERS



--------------------------------------------------------- ---------------------------- ------------------------------
                                                             Number of Shares of
                                                           Series C Preferred Stock
Name and Address of Purchaser                                      Purchased             Aggregate Purchase Price
--------------------------------------------------------- ---------------------------- ------------------------------
Bonanza Master Fund, Ltd.                                             200                    $    1,000,000
8235 Douglas Avenue, Suite 423
Dallas, Texas  75225
--------------------------------------------------------- ---------------------------- ------------------------------
Gryphon Master Fund, L.P.                                             400                    $    2,000,000
500 Crescent Court., #270
Dallas, Texas  75201
--------------------------------------------------------- ---------------------------- ------------------------------
Ironman Energy Capital, L.P.                                          80                     $      400,000
4545 Bissonnet, Suite 291
Bellaire, Texas  77401
--------------------------------------------------------- ---------------------------- ------------------------------
Nicholas Equity Income Fund, Inc.                                     40                     $      200,000
c/o Nicholas Company Inc.
700 N. Water Street, 10th Floor
Milwaukee, Wisconsin  53202
--------------------------------------------------------- ---------------------------- ------------------------------
Nicholas Income Fund, Inc.                                            160                    $      800,000
c/o Nicholas Company Inc.
700 N. Water Street, 10th Floor
Milwaukee, Wisconsin  53202
--------------------------------------------------------- ---------------------------- ------------------------------
Nicholas Limited Edition, Inc.                                        300                    $    1,500,000
c/o Nicholas Company Inc.
700 N. Water Street, 10th Floor
Milwaukee, Wisconsin  53202
--------------------------------------------------------- ---------------------------- ------------------------------
North Sound Legacy Fund LLC                                            7                     $       35,000
c/o North Sound Capital LLC
53 Forest Avenue, Suite 202
Old Greenwich, Connecticut  06870
--------------------------------------------------------- ---------------------------- ------------------------------
North Sound Legacy Institutional Fund LLC                             65                     $      325,000
c/o North Sound Capital LLC
53 Forest Avenue, Suite 202
Old Greenwich, Connecticut  06870
--------------------------------------------------------- ---------------------------- ------------------------------
North Sound Legacy International Ltd.                                 108                    $      540,000
c/o North Sound Capital LLC
53 Forest Avenue, Suite 202
Old Greenwich, Connecticut  06870
--------------------------------------------------------- ---------------------------- ------------------------------
Old Head, LLC                                                         20                     $      100,000
Attn:  William D. Griffin
6538 Norway Road
Dallas, Texas  75230
--------------------------------------------------------- ---------------------------- ------------------------------
Robert Raymond                                                        40                     $      200,000
3510 Turtle Creek Blvd., #5C
Dallas, Texas  75219
--------------------------------------------------------- ---------------------------- ------------------------------



--------------------------------------------------------- ---------------------------- ------------------------------
Union Bank of California, Custodian for Earl Schatz                   15                     $       75,000
Attn:  Bob Wilcox
745 Sansome Street, 11th Floor
San Francisco, California  94111
--------------------------------------------------------- ---------------------------- ------------------------------
--------------------------------------------------------- ---------------------------- ------------------------------
Union Bank of California, Custodian for Gerald Lisac                  15                     $       75,000
Attn:  Bob Wilcox (1-475-11)
475 Sansome Street, 11th Floor
San Francisco, California  94111
--------------------------------------------------------- ---------------------------- ------------------------------
--------------------------------------------------------- ---------------------------- ------------------------------
U.S. Bank, NA, Trustee for Reliable Credit Assoc.                     100                    $      500,000
     Pension Plan
Attn:  Alta Heimbuck
555 SW Oak Street, PD-OR-T6TD
Portland, Oregon  97204
--------------------------------------------------------- ---------------------------- ------------------------------
--------------------------------------------------------- ---------------------------- ------------------------------
U.S. Bank, NA, Trustee for Reliable Credit Assoc.                     50                     $      250,000
     Profit Sharing Plan
Attn:  Alta Heimbuck
555 SW Oak Street, PD-OR-T6TD
Portland, Oregon  97204
--------------------------------------------------------- ---------------------------- ------------------------------
